                                    GUARANTY


         THIS GUARANTY is entered into as of this 31st day of March, 1995 by Neuromed, Inc., a Florida corporation ("Guarantor"), in favor of NationsBank of Texas, N.A. ("Lender") under the First Amended and Restated Credit Agreement dated as of March 31, 1995 (such agreement, together with all amendments and restatements thereof, the "Credit Agreement") between Quest Medical, Inc. ("Borrower") and Lender.


                                   RECITALS:

         Pursuant to the Credit Agreement and the other Loan Papers, Borrower may from time to time be indebted to Lender; and

         Lender is not willing to make Advances under the Credit Agreement or otherwise extend credit to Borrower unless Guarantor unconditionally guarantees payment of all present and future indebtedness and obligations of Borrower to Lender; and

         Guarantor is a wholly-owned subsidiary of Borrower and will directly benefit from Lender's making loans to Borrower.


                                   AGREEMENT:

         NOW, THEREFORE, as an inducement to Lender to enter into the Credit Agreement and to make loans to Borrower thereunder, and to extend such additional credit as Lender may from time to time agree to extend, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

         Guarantor hereby unconditionally guarantees to Lender the prompt payment at the time provided inSection 5 of this Guaranty, at maturity (by acceleration or otherwise), and at all times thereafter, of the Guaranteed Indebtedness (hereinafter defined), this guaranty being upon the following terms and conditions:

         1. Definitions. Unless defined herein, all capitalized terms have the meanings ascribed to such terms in the Credit Agreement. As used herein, the following terms are defined as follows:

         "Borrower" includes, without limitation, Borrower, Borrower as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for Borrower or all or substantially all of its assets pursuant to any Debtor Relief Law.

         "Guaranteed Indebtedness" means any and all obligations now or hereafter existing of Borrower, each other Obligor and any other Person under the Credit Agreement and the other Loan Papers, including any extensions, modifications, substitutions, amendments and renewals thereof, whether for principal, interest, fees, premium, expenses, indemnification or otherwise (all such obligations of Borrower and each other Obligor being the "Obligations"), together with all amounts which constitute part of the Obligations and would be owed by Borrower or any other Person to Lender under any Loan Paper, but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Borrower, each other Obligor or any other Person (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. Section 362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. Section 502(b) and Section 506(b) or any analogous stay under any foreign Law), and any and all costs, attorneys' fees, and expenses incurred by Lender by reason of Borrower's, Guarantor's or any other Person's default in payment of any of the foregoing indebtedness.

         "Maximum Guaranteed Indebtedness" means, with respect to Guarantor as of the date of determination, the lesser of (a) the Guaranteed Indebtedness, and (b) the maximum amount for which Guarantor may be liable under this Guaranty without such amount and Guarantor's obligations under this Guaranty with respect to such amount being deemed a fraudulent transfer, as determined by a bankruptcy or similar court.

         2. Maximum Guaranteed Indebtedness. Notwithstanding any contrary provision herein or in any other Loan Paper, Guarantor's maximum liability hereunder shall not exceed the Maximum Guaranteed Indebtedness. Guarantor agrees that the Guaranteed Indebtedness may at any time exceed the aggregate Maximum Guaranteed Indebtedness of all Obligors (excluding Borrower) on all or any part of the Guaranteed Indebtedness, without affecting or impairing the obligation of Guarantor.

         3. Continuing Guaranty. This instrument shall be an absolute and continuing guaranty of payment, and the circumstances that at any time or from time to time the Guaranteed Indebtedness may be paid in full shall not affect the obligation of Guarantor with respect to indebtedness or obligations of Borrower to Lender thereafter incurred pursuant to the Credit Agreement, any other Loan Paper, or otherwise.

         4. Other Debt. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender by endorsement or otherwise, other than this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the Rights of Lender hereunder shall be cumulative of any and all other Rights which Lender may ever have against Guarantor. The exercise by Lender of any Right or remedy hereunder or under any other instrument shall not preclude the concurrent or subsequent exercise of any other Right or remedy.

         5. Payment. If an Event of Default exists, Guarantor shall, on demand by Lender and without further notice of dishonor, without any notice having been given to Guarantor previous to such demand of acceptance by Lender of this Guaranty, and without any notice having been given to Guarantor previous to such demand of the creating or incurring of the Guaranteed Indebtedness, pay the entire amount of the Guaranteed Indebtedness to Lender at the Principal Office of Lender, and it shall not be necessary for Lender, in order to enforce such





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payment by Guarantor, first to institute suit or exhaust its remedies against
Borrower, or other Person liable for the Guaranteed Indebtedness, or to enforce its Rights against any security which shall ever have been given to secure the Guaranteed Indebtedness, this Guaranty being a guaranty of payment and not of collection, and in no way conditional or contingent. Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Indebtedness as primary obligor.

         6. Obligation Not Impaired. Guarantor hereby agrees that its obligations under the terms of this Guaranty shall not be released, diminished, impaired, reduced, or affected by the occurrence of any one or more of the following events: (a) the taking or accepting of any other security or guaranty for any or all of the Guaranteed Indebtedness; (b) any release, surrender, exchange, subordination, or loss of any security at any time existing in connection with any or all of the Guaranteed Indebtedness; (c) the modification of, amendment to, or waiver of compliance with any terms of the Credit Agreement or any other Loan Paper without the notification of Guarantor (the right to such notification being herein specifically waived by Guarantor);
(d) the insolvency, bankruptcy, or lack of corporate or other power of Borrower or any other Person at any time liable for the payment of any or all of the Guaranteed Indebtedness, whether now existing or hereafter occurring; (e) any renewal, extension, and/or rearrangement of the payment of any or all of the Guaranteed Indebtedness, either with or without notice to or consent of Guarantor, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Lender to Borrower, Guarantor or any Person at any time liable for the payment of any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of Lender to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Indebtedness; (g) any failure of Lender to notify Guarantor of any renewal, extension, or assignment of the Guaranteed Indebtedness or any part thereof, or the release of any security, or of any other action taken or refrained from being taken by Lender, it being understood that Lender shall not be required to give Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Guaranteed Indebtedness; (h) the unenforceability of all or any part of the Guaranteed Indebtedness against Borrower or any Person at any time liable for the payment of any or all of the Guaranteed Indebtedness by reason of the fact that the Guaranteed Indebtedness, and/or the interest paid or payable with respect thereto, exceeds the amount permitted by Law, the act of creating the Guaranteed Indebtedness, or any part thereof, is ultra vires, or the officers creating same acted in excess of their authority, or for any other reason; or (i) any payment by Borrower to Lender is held to constitute a preference under any Debtor Relief Law or if for any other reason Lender is required to refund such payment or pay the amount thereof to another Person.

         7. Waivers. Guarantor hereby waives all Rights by which it might be entitled to require suit on an accrued right of action in respect of any of the Guaranteed Indebtedness or require suit against Borrower or others, whether arising pursuant to Section 34.02 of the Texas Business and Commerce Code, as amended, Section 17.001 of the Texas Civil Practice and Remedies Code, as amended, and Rule 31 of the Texas Rules of Civil Procedure, as amended, or otherwise.





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         8.      Guarantor Insolvency.  Should Guarantor become insolvent, fail to pay its debts generally as they become due, voluntarily seek, consent to, or acquiesce in the benefits of any Debtor Relief Law or become a party to or be made the subject of any proceeding provided for by any Debtor Relief Law (other than as a creditor or claimant) that could suspend or otherwise adversely affect the Rights of Lender granted hereunder, then, the Guaranteed
Indebtedness shall be, as between Guarantor and Lender, a fully matured, due, and payable obligation of Guarantor to Lender (without regard to whether Borrower is then in default under the Credit Agreement or any other Loan Paper or whether any part of the Obligation is then due and owing by Borrower to Lender), payable in full by Guarantor to Lender upon demand, which shall be the estimated amount owing in respect of the contingent claim created hereunder.

         9. Representations and Warranties. Guarantor represents and warrants to Lender that:

                 (a) Guarantor is a corporation duly organized and validly existing under the Laws of the State of Florida;

                 (b) Guarantor is qualified to do business in all jurisdictions where the nature of its business or properties require such qualification;

                 (c) the board of directors of Guarantor has duly authorized the execution, delivery, and performance of this Guaranty and the other Loan Papers to be executed by Guarantor and no consent of any shareholder of Guarantor is required to authorize such execution, delivery or performance;

                 (d) Guarantor has full legal right, power, and authority to execute, deliver, and perform under this Guaranty and the Loan Papers to be executed and delivered by it;

                 (e) this Guaranty and the other Loan Papers to be executed by Guarantor constitute the legal, valid, and binding obligations of Guarantor enforceable in accordance with their terms (subject as to enforcement of remedies to any applicable Debtor Relief
         Laws);

                 (f) the execution or delivery of any Loan Papers to be executed by Guarantor and performance thereunder, does not conflict with, or result in a breach of the terms, conditions, or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any properties of Guarantor (other than rights of setoff in favor of Lender) under, or require any consent (other than consents already obtained), approval, or other action by, notice to, or filing with any Tribunal or Person pursuant to, the corporate governance documents of Guarantor, any award of any arbitrator, or any agreement, instrument, or Law to which Guarantor or any of its properties is subject;

                 (g) the financial statements of Guarantor and its subsidiaries dated January 31, 1995 delivered to Lender fairly present its financial condition and the results of operations as of the dates and for the periods shown, all in accordance with GAAP





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         (subject to audit adjustments) and such financial statements reflect all material liabilities, direct and contingent, of Guarantor that are required to be disclosed in accordance with GAAP (subject to audit adjustments);

                 (h) as of the date of such financial statements, there were no contingent liabilities, liabilities for Taxes currently due and payable, forward or long-term commitments, or unrealized or anticipated losses from any unfavorable commitments that are substantial in amount and that are not reflected on such financial statements or otherwise disclosed in writing to Lender;

                 (i)      Guarantor is Solvent;

                 (j) there is no pending or, to Guarantor's best knowledge, threatened Litigation or any claim related to the release of any toxic or hazardous waste or substance or alleged violation of any federal, state or local environmental, health or safety law against Guarantor that could constitute a Material Adverse Change as to Guarantor;

                 (k) the value of the consideration received and to be received by Guarantor is reasonably worth at least as much as the liability and obligation of Guarantor hereunder, and such liability and obligation may reasonably be expected to benefit Guarantor directly or indirectly;

                 (l) Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Guaranteed Indebtedness; and

                 (m) neither Lender nor any of its officers or agents has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty.

         10. Affirmative Covenants. So long as any of the Facility A Commitment or the Facility B Commitment or any Advance under the Credit Agreement or any portion of the Obligation is outstanding, or Borrower owes any amount under any Loan Paper, Guarantor:

                 (a)      shall furnish to Lender:

                               (i)         As soon as available and in any
                 event within 45 days after the end of each of Guarantor's fiscal quarters, consolidated and consolidating balance sheets of Guarantor as of the end of such quarter, and consolidated and consolidating statements of income, and a consolidated statement of changes in cash flow of Guarantor and its subsidiaries for such quarter and for the portion of the fiscal year ending with such quarter, setting forth, in comparative form, figures for the corresponding periods in the previous fiscal year, all in reasonable detail, and certified by an authorized officer of Guarantor as prepared in





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                 accordance with GAAP, and fairly presenting the financial
                 condition and results of operations of Guarantor and its subsidiaries;

                              (ii)         As soon as available and in any
                 event within 90 days after the end of each fiscal year of Guarantor, a consolidated balance sheet of Guarantor and its subsidiaries as at the end of such fiscal year, and consolidated statements of income and changes in cash flow of Guarantor and its subsidiaries for such fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an unqualified opinion of the auditor, which opinion shall state that said financial statements were prepared in accordance with GAAP, that the examination by the auditor in connection with such financial statements was made in accordance with generally accepted auditing standards, and that said financial statements present fairly the financial condition and results of operations of Guarantor and its subsidiaries;

                             (iii)         Promptly upon becoming aware,
                 written notice of any actual or potential contingent liabilities, including Litigation, against Guarantor involving liability in an amount which must be disclosed in either Borrower's or Guarantor's financial statements or filings with the Securities and Exchange Commission;

                              (iv) Promptly after filing or receipt thereof by an officer of Guarantor, copies of all reports and notices that Guarantor or any of its Subsidiaries furnishes to or receives from any holders of any Debt or Contingent Liability, if any information or dispute referred to therein could result in a Default or an Event of Default;

                               (v) As soon as possible and in any event within 10 days after Guarantor knows that any Reportable Event has occurred with respect to any Plan of Guarantor, a statement, signed by an authorized officer, describing said Reportable Event and the action which Guarantor proposes to take with respect thereto;

                              (vi)         As soon as possible, and in any
                 event within 10 days after receipt by Guarantor, a copy of (A) any notice or claim to the effect that Guarantor or any of its subsidiaries is or may be liable to any Person as a result of the release by Guarantor, any of its subsidiaries or any other Person of any toxic or hazardous waste or substance into the environment, and (B) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by Guarantor or any of its subsidiaries, which could, in either case, cause a Material Adverse Change as to Guarantor; and

                             (vii) Promptly upon request, such other information concerning the condition or operations of any of Guarantor, its subsidiaries, and its Affiliates, financial or otherwise, as Lender may from time to time reasonably request.





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                 (b)           (i)         shall cause to be done all things
                 necessary to preserve and keep in full force and effect Guarantor's existence as a corporation;

                              (ii) shall comply with the requirements of all applicable Laws and orders (including but not limited to the FDA Act, ERISA and environmental laws) of Tribunals or other governmental authorizations necessary to the ownership of Guarantor's properties or to the conduct of its business if the result of failure to so comply would have a Material Adverse Effect as to Guarantor; and

                             (iii) will, on request of Lender, promptly correct any defect, error or omission which may be discovered in the contents of any of the Loan Papers to which it is a party or in the execution or acknowledgment thereof, and will execute, acknowledge and deliver such further instruments and do such further acts as may be necessary or as may be requested by Lender to carry out more effectively the purposes of this Guaranty and the Loan Papers to which it is a party.

         11. Setoff. Guarantor grants to Lender a right of setoff and Lien upon each deposit account (time, demand, special and other) of Guarantor maintained with Lender and any of its Affiliates to secure performance of Guarantor's obligations hereunder. If an Event of Default exists, Lender may setoff and otherwise apply any and all amounts in any such deposit account to all amounts due hereunder.

         12. Benefit; Binding Obligation. This Guaranty is for the benefit of Lender and its successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the Rights and benefits hereunder, to the extent applicable to the Guaranteed Indebtedness so assigned, may be transferred with such indebtedness. This Guaranty is binding not only on Guarantor, but on its successors and assigns.

         13. Defenses. The Guaranteed Indebtedness shall not be reduced, discharged, or released because or by reason of any existing or future offset, claim or defense of Borrower or any other Person against Lender or against payment of the Guaranteed Indebtedness, whether such offset, claim, or defense arises in connection with the Guaranteed Indebtedness or otherwise.

         14. Change of Borrower Status. Should the status of Borrower change through merger, consolidation, or otherwise, this Guaranty shall continue and shall cover Guaranteed Indebtedness under the new status.

         15. Fees. Guarantor agrees to pay reasonable attorneys' fees and collection costs if this Guaranty is placed in the hands of an attorney for collection.

         16. Governing Law. This Guaranty shall be governed by and construed according to the substantive Laws of the State of Texas. The unenforceability or invalidity, as determined by a court of competent jurisdiction, of any provision of this Guaranty shall not render unenforceable or invalid any other provision of this Guaranty.





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         17.     Waiver of Subrogation.  Guarantor shall not assert, enforce, or otherwise exercise (i) any right of subrogation to any of the rights or liens of Lender or any other beneficiary of any Lien against Borrower or any other obligor on the Guaranteed Indebtedness or any collateral or other security, or (ii) any right of recourse, reimbursement, contribution, indemnification, or similar right against Borrower or any other obligor on all or any part of the Guaranteed Indebtedness or any guarantor thereof, and Guarantor hereby waives any and all of the foregoing rights and the benefit of, and any right to participate in, any collateral or other security given to Lender or any other beneficiary of any Lien to secure payment of the Guaranteed Indebtedness. The provisions of this Section 17 shall survive the termination of this Guaranty, and any satisfaction and discharge of Borrower by virtue of any payment, court order, or Law.

         18. LOAN PAPERS. THIS GUARANTY AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED as of March 31, 1995.

                                      NEUROMED, INC.


                                      By: /s/ F. ROBERT MERRILL III
                                          -------------------------------------
                                          F. Robert Merrill III, Vice President





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